Exhibit 10.2(c)

EXECUTION COPY

AMENDMENT NO. 2 TO THE

CREDIT AGREEMENT

Dated as of January 10, 2006

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among MANPOWER INC., a Wisconsin corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of October 8, 2004, and the letter amendment thereto dated as of March 14, 2005 (such Credit Agreement, as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower and the Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

(a) The definitions of “Applicable Margin”, “Applicable Percentage”, “Applicable Utilization Fee” and “Termination Date” in Section 1.01 are amended in full to read as follows:

“Applicable Margin” means (a) for Base Rate Advances, 0% per annum and (b) for Eurocurrency Rate Advances, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody’s	Applicable Margin for Eurocurrency Rate Advances
Level 1 BBB+ or Baa1 or above	0.320%
Level 2 BBB or Baa2	0.400%
Level 3 BBB- or Baa3	0.500%
Level 4 BB+ or Ba1	0.550%
Level 5 Lower than Level 4	0.875%

“Applicable Percentage” means, as of any date a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody’s	Applicable Percentage
Level 1 BBB+ or Baa1 or above	0.080%
Level 2 BBB or Baa2	0.100%
Level 3 BBB- or Baa3	0.125%
Level 4 BB+ or Ba1	0.200%
Level 5 Lower than Level 4	0.250%

“Applicable Utilization Fee” means, as of any calendar month following a calendar month (the “preceding month”) in which the average aggregate principal amount of Advances outstanding during such preceding month exceeds 50% of the aggregate Commitments during such preceding month, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody’s	Applicable Utilization Fee
Level 1 BBB+ or Baa1 or above	0.100%
Level 2 BBB or Baa2	0.100%
Level 3 BBB- or Baa3	0.125%
Level 4 BB+ or Ba1	0.250%
Level 5 Lower than Level 4	0.250%

“Termination Date” means the earlier of (a) October 8, 2010, and (b) the date of termination in whole of the Revolving Commitments and Letter of Credit Commitments pursuant to Section 2.06 or 6.01.

(b) Section 5.02(f) is amended by amending clause (ii) thereof in full to read as follows:

(ii) other Debt aggregating for all of the Borrower’s Subsidiaries not more than (A) $150,000,000 at any one time drawn and outstanding during each fiscal quarter ending March 31, June 30 and December 31 in each calendar year and (B) $300,000,000 at any one time drawn and outstanding during each fiscal quarter ending September 30 in each calendar year.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender:

(a) A certificate signed by a duly authorized officer of the Borrower, dated the Amendment Effective Date, stating that:

(i) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the Amendment Effective Date, and

(ii) No event has occurred and is continuing that constitutes a Default.

(b) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment.

(c) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

(d) A favorable opinion of Godfrey & Kahn, S.C., counsel for the Borrower, substantially in the form of Exhibit E to the Credit Agreement and as to such other matters as any Lender Party through the Agent may reasonably request.

SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin.

(b) The execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower’s charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement, as amended hereby, to which it is or is to be a party.

(d) This Amendment has been duly executed and delivered by the Borrower. This Amendment or the Credit Agreement, as amended hereby, are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

(e) There is no pending or, to the knowledge of the Borrower, threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) is reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement, as amended hereby.

SECTION 4. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MANPOWER INC.

By	/s/ Lesley A. Noer
Title:	Vice President & Treasurer

CITIBANK, N.A.,
as Agent and as Lender

By	/s/ William S. Timmons, III
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By	/s/ [illegible]
Title:	Vice President

BNP PARIBAS

By	/s/ Gaye Plunkett
Title:	Vice-President

By	/s/ Jo Ellen Bender
Title:	Managing Director

JPMORGAN CHASE BANK, N.A.
(successor by merger to Bank One, NA)

By	/s/ [illegible]
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By	/s/ Philippe Sandmeier
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. CHICAGO BRANCH

By	/s/ Tsuguyuki Umene
Title:	Deputy General Manager

BANK OF AMERICA, N.A.

By	/s/ Bryan A. Smith
Title:	Vice President

BARCLAYS BANK PLC

By	/s/ [illegible]
Title:	Director, North America

CALYON NEW YORK BRANCH

By	/s/ Joseph A. Philbin
Title:	Director

By	/s/ Lee E. Greve
Title:	Managing Director

M&I MARSHALL AND ILSLEY BANK

By	/s/ Leo D. Freeman
Title:	Vice President

By	/s/ Daniel A. Defnet
Title:	Vice President

MIZUHO CORPORATE BANK, LTD.

By	/s/ [illegible]
Title:	Deputy General Manager

SOCIETE GENERALE

By	/s/ [illegible]
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Yoshihiro Hyakutome
Title:

BANCA NAZIONALE DEL LAVORO S.p.A.

By	/s/ Juan Cortes
Title:	Relationship Manager

By	/s/ Francesco Di Mario
Title:	Senior Relationship Manager

NORDEA BANK FINLAND PLC, NEW YORK BRANCH

By	/s/ [illegible]
Title:	SVP Credit

By	[illegible]
Title:	First Vice President

PNC BANK, NATIONAL ASSOCIATION

By	/s/ [illegible]
Title:	Vice President

UNICREDITO ITALIANO

By	/s/ Christopher J. Eldin
Title:	First Vice President & Deputy Manager

By	/s/ Charles Michael
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Caroline V. Krider
Title:	Vice President & Senior Lender

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Mark H. Halldorson
Title:	Vice President

By	/s/ Jennifer D. Barrett
Title:	Vice President & Loan Team Manager

BANCA INTESA S.p.A.

By	/s/ Frank Maffei
Title:	Vice President

By	/s/ Anthony F. Giobbi
Title:	First Vice President